POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ EUGENE P. GRISANTI (L.S.)
                                                -------------------------------
                                                Eugene P. Grisanti

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ DOUGLAS J. WETMORE (L.S.)
                                                -------------------------------
                                                Douglas J. Wetmore

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ MARGARET HAYES ADAME (L.S.)
                                                -------------------------------
                                                Margaret Hayes Adame

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ DAVID G. BLUESTEIN (L.S.)
                                                -------------------------------
                                                David G. Bluestein

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ ROBIN CHANDLER DUKE (L.S.)
                                                -------------------------------
                                                Robin Chandler Duke

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ RICHARD M. FURLAUD (L.S.)
                                                -------------------------------
                                                Richard M. Furlaud

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ HERBERT G. REID (L.S.)
                                                -------------------------------
                                                Herbert G. Reid

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ GEORGE ROWE, JR. (L.S.)
                                                -------------------------------
                                                George Rowe, Jr.

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ STANLEY M. RUMBOUGH, JR. (L.S.)
                                                -------------------------------
                                                Stanley M. Rumbough, Jr.

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ HENRY P. VAN AMERINGEN (L.S.)
                                                -------------------------------
                                                Henry P. van Ameringen

                               POWER OF ATTORNEY

     The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3 or on other appropriate form and/or a post-effective amendment on Form S-3 or other appropriate form, to its existing Registration Statements No. 2-39818, No. 2-47516, No. 2-58545, No. 2-83301, No. 2-28777, No. 2-92451, No. 33-23513, No.
33-47856 and 33-66756, for the registration of shares of the Corporation's Common Stock issued and to be issued, hereby constitutes and appoints Stephen A. Block or George Rowe, Jr. his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of May 1998.


                                            /s/ WILLIAM D. VAN DYKE, III (L.S.)
                                                -------------------------------
                                                William D. Van Dyke, III